Exhibit 99.1

June 2018  Raymond James & Associates, Inc. Investor Presentation 1

Safe Harbor Statements    Forward Looking StatementsThis presentation includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Reliant Bancorp to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (i) the possibility that our asset quality would decline or that we experience greater loan losses than anticipated; (ii) increased levels of other real estate, primarily as a result of foreclosures; (iii) the impact of liquidity needs on our results of operations and financial condition; (iv) competition from financial institutions and other financial service providers; (v) the risk that the cost savings and any revenue synergies from our merger with Community First, Inc. (“Community First”) may not be realized or take longer than anticipated to be realized; (vi) the effect of the announcement or completion of the Community First merger on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); (vii) the risk that integration of Community First’s operations with those of Reliant Bancorp will be materially delayed or will be more costly or difficult than expected; (viii) the amount of costs, fees, expenses, and charges related to the Community First merger; (ix) reputational risk and the reaction of the parties’ customers, suppliers, employees or other business partners to the Community First merger; (x) general competitive, economic, political and market conditions, including economic conditions in the local markets where we operate; (xi) the impact of negative developments in the financial industry and U.S. and global capital and credit markets; (xii) our ability to retain the services of key personnel; (xiii) our ability to adapt to technological changes; (xiv) risks associated with litigation, including the applicability of insurance coverage; (xv) the vulnerability of Reliant Bank’s digital network and online banking portals, and the systems of parties with whom Reliant Bancorp and Reliant Bank contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (xvi) changes in state and federal legislation, regulations or policies applicable to banks, including regulatory or legislative developments; (xvii) adverse results (including costs, fines, reputational harm and/or other negative effects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (xviii) general competitive, economic, political and market conditions.   Non-GAAP Financial MeasuresThis presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and, therefore, are considered non-GAAP financial measures. Members of Reliant’s management use these non-GAAP financial measures in their analysis of the Company’s performance, financial condition, and efficiency of operations. Management of Reliant believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods, and demonstrate the effects of significant gains and charges in the current period. Management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the non-GAAP financial measures discussed herein are calculated may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar to, or with names similar to, the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures.This presentation contains certain non-GAAP financial measures, including, without limitation, tangible assets, tangible book value, tangible common equity, tangible common equity to assets, efficiency ratio, and core income return on average assets. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided in the appendix to this presentation. 2

 Company Overview  June 2018 3

Reliant Bank Franchise Overview

Branch Network



Clarksville
MONTGOMERY
ROBERTSON
Springfield
SUMNER
Gallatin
CHEATHAM
Ashland City
DAVIDSON
Nashville
Lebanon
WILSON
DICKSON
Dickson
Brentwood
Franklin
WILLIAMSON
Murfreesboro
HICKMAN
Columbia
RUTHERFORD
MAURY
HAMILTON
Chattanooga
Full Service Branch (15)
Mortgage LPO (1)
LPO (2)

Q1 '18 Financial Summary

Market Information		
Price Per Share (5/29/18)	$25.94	
Market Cap. ($mm)	298	
Price / Tang. Book [2]	200	%
Price / '18 EPS	18.8	
Price / '19 EPS	16.6	
Balance Sheet ($mm)		
Total Assets	$1,612	
Loans Held for Investment	1,106	
Deposits	1,349	
Tangible Common Equity	148	
Loans Held for Investment / Deposits	81.9	%
MRQ Profitability		
Core ROAA [1] [2]	1.01	%
Asset Quality		
NPAs / Loans + OREO	0.73	%
Reserves / NPLs	151.3	
Reserves / Loans Held for Investment	0.88	
Capital Ratios		
Tang. Com. Equity / Tang. Assets [2]	9.53	%
Leverage Ratio	10.28	
CET1 Ratio	12.88	
Tier 1 Capital Ratio	12.88	
Total Capital Ratio	13.67	
Loan Concentration		
C&D Loans / Total Bank Capital	102	%
CRE Loans / Total Bank Capital	256	

Key Franchise Highlights

- Commercially oriented bank headquartered in Brentwood, Tennessee
- Focused on fast growing Middle Tennessee markets coupled with recent expansion into Chattanooga, Tennessee
- 11th largest bank by deposits in the Nashville MSA[3] and 3rd largest community bank[4] by deposits headquartered in the Nashville MSA
- Concentrated on building in-market banking relationships; 80% of top 50 loan relationships have related deposits at the bank
- Experienced management team with extensive local market knowledge
- 13.1% insider ownership amongst management and the board of directors

Source: SNL Financial
Financial data as of or for the three months ended 3/31/18; ownership data as of 4/10/18; pricing data as of 5/29/18
Note: RBNC reserves / loans excludes mortgage loans held for sale
(1) Core Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment
(2) Refer to appendix for "Reconciliation of non-GAAP financial measures"
(3) The Nashville-Davidson-Murfreesboro-Franklin Metropolitan Statistical Area (the "Nashville MSA")
(4) Community bank defined as institutions with total assets less than $10 billion

Reliant BANCORP, INC.

4

Experienced Management Team



DeVan D. Ard, Jr.
Chairman, President & CEO

- Former Area Executive in Middle Tennessee at AmSouth Bank
- Founder of Reliant Bank in 2006

37 years of banking experience / 13 years at RBNC / 19 years in Middle TN



Louis E. Holloway
Executive VP, COO

- Executive Vice President – Chief Operating Officer since January 2018
- Former Chief Executive Officer of Community First, Inc.

42 years of banking experience / <1 year at RBNC / 32 years in Middle TN



James Daniel Dellinger
CFO

- Former Chief Financial Officer at Premier Bank of Brentwood
- Former Chief Financial Officer at Erwin National Bank

26 years of banking experience / 12 years at RBNC / 21 years in Middle TN



Eddie Gammon
Executive VP, Director of Operations

- Executive Vice President – Director of Operations since March 2016
- Former Senior Vice President of Operations at IBERIABANK
- Former Senior Vice President – Director of Deposit Operations at Avenue Bank

33 years of banking experience / 2 years at RBNC / 3 years in Middle TN



Alan Mims
Executive VP, CCO

- Executive Vice President – Chief Credit Officer since December 2017
- Former Senior Examiner and Case Manager for the Federal Reserve Bank of Atlanta

29 years of banking experience / 1 year at RBNC / 1 year in Middle TN



John R. Wilson
Executive VP, CLO

- Executive Vice President – Chief Loan Officer
- Former Spring Hill Market President for Cumberland Bank

29 years of banking experience / 12 years at RBNC / 29 years in Middle TN



Kim York
Executive VP, CSO

- Executive Vice President – Chief Strategy Office since March 2017
- Former Senior Vice President and Chief Marketing Officer at Ascend Federal Credit Union

23 years of banking experience / 2 years at RBNC / 23 years in Middle TN

Reliant
BANCORP, INC.

Source: SNL Financial

5

Nashville Deposit Market Share Dollars in millions Source: SNL Financial, Fact Set Research Systems, Inc., Company documents Deposit market share data as of 6/30/17; financial data as of or for the three months ended 3/31/18; pricing data as of 5/29/18 (1) Community bank defined as an institution with less than $10 billion in total assets (2) Refer to appendix for “Reconciliation of non-GAAP financial measures”; RBNC efficiency ratio bank only excluding mortgage segment (3)Core Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment (4)Net interest margin for RBNC is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets (5)Projected household income deposit weighted by county Top 25 Deposit Market Share Limited universe of public institutions with materially all of their franchise in the Nashville MSA Comparable Nashville Only Public Institutions Rank Community Bank Rank (1)Institution Deposits ($mm) Market Share 1 2 3 4 5 -- -- -- -- -- Bank of America Corp. Regions Financial Corp. Pinnacle Financial Partners Inc. SunTrust Banks Inc. First Horizon National Corp. $8,965 7,593 7,142 6,275 4,671 15.6% 13.2 12.4 10.9 8.1 Totals (1-25) Totals (25-60) $53,295 4,098 92.9% 7.1 Ticker FSBRBNCCSTR Market Information Market Cap. ($mm) Price / Tang. Book (2) Price / '18EPS $517 162% 13.0x $298 200% 18.8x $237 177% 17.6x 61Franklin Financial Network Inc. 2,8785.0 Price / '19EPS 7-- U.S. Bancorp 2,1123.7 Balance Sheet($mm) 11.6 16.6 15.9 82 Wilson Bank Holding Co.1,8343.2 Total Assets $4,084 $1,612 $1,383 Total Gross Loans 2,323 1,131 1,094  9 -- Fifth Third Bancorp 1,707 3.0 Deposits 3,355 1,349 1,128 10 -- Wells Fargo & Co. 1,385 2.4 Loans /Deposits 69% 84% 97% 11 3 Reliant Bancorp Inc. 1,267 2.2MRQ Profitability 124 Cap Star Financial Holdings Inc. 1,1342.0 Core ROAA (2)(3) 1.02% 1.01% 0.95% 13 5 FB Financial Corp. 1,085 1.9 NIM(4)2.713.793.37 14 6 First Farmers and Merchants Corp. 879 1.5 Efficiency Ratio(2) 52.6 61.2 68.7 15 -- BB&T Corp. 541 0.9 Asset Quality  16 7 First Farmers Bancshares Inc. 506 0.9 NPAs / Loans + OREO 0.21% 0.73% 0.23% 17 – Renasant Corp. 490 0.9 Reserves /Loans 0.94 0.88 1.33 18 8 Volunteer State Bancshares Inc. 457 0.8 Capital Ratios 19 -- Synovus Financial Corp. 445 0.8 TCE / TA(2) 7.24% 9.53% 9.70% 209 Truxton Corp. 3470.6 Leverage Ratio 7.80 10.28 10.86 CET1 Ratio 11.45 12.88 10.43 21 10 Ins Corp Inc. 328 0.6 Tier 1 Capital Ratio 11.45 12.88 11.11 22 11 Citizens Bancorp Investment Inc. 320 0.6 Total Capital Ratio  14.42 13.67 12.22 23 -- Simmons First National Corp. 313 0.6 Loan Concentration 24 12 Southeastern Bancorp Inc. 311 0.5 C&D Loans / Total Bank Capital 135% 102% 63% 25 13 Citizens Bank 308 0.5 CRE Loans / Total Bank Capital 269 256 270 Demographic Information Projected 2023 Household Income (5)($) $119,318 $92,929 $72,737 7 11.2% 12.4% 8.7% 8.9% 0.0% 4.0% 8.0% 12.0% 16.0% Southeast US 7.3% 6.9% 4.5% 3.5% 0.0% 2.5% 5.0% 7.5% 10.0% $92,929 $72,149 $59,149 $66,452 $0 $30,000 $60,000 $90,000 $120,000 RBNC Nashville MSA Southeast US 6

Nashville MSA Demographics

Nashville Market Highlights

- **Scale**
  - The Nashville MSA is expected to surpass the current size of Austin, Charlotte, Portland, and Denver regions by 2035, with a population of 2.6 million
  - The Nashville MSA is the 8th largest Southeast metropolitan area with a population exceeding 1.9 million as of July 2017
  - The Nashville region gained 69 net new people per day on average in 2016
  - Population grew approximately 11.6% from 2010 through 2016 at 1.85% annually
  - Unemployment rate of 2.7% is below the national average of 4.1% as of December 2017
  - Median HHI growth of 16.5% from 2000-2012
- **Strong Business Environment**
  - Personal state income tax: 0.0%
  - Ranked 3rd in "The Best Big Cities for Jobs 2017"
  - 7th on Forbes' list of fastest-growing cities of 2018
  - Ranked 1st on Forbes' list for metro area job growth in professional and business services (2017)
  - Historic success in landing major brand-name corporate relocations including Nissan North America, Dell Computer, Caterpillar Financial, Ford Motor Credit, and AllianceBernstein (2018)
  - Home to 14 Fortune 1000 companies, including 5 Fortune 500 headquarters
- **Passionate Sports Fan Base**
  - Nashville Predators
  - Tennessee Titans

'18 – '23 Projected Population Growth (%)


10.0%
7.5%
5.0%
2.5%
0.0%
7.3%
6.9%
4.5%
3.5%
RBNC (1)
Nashville MSA
Southeast
US

2023 Median Household Income (HHI) ($)


$120,000
$90,000
$60,000
$30,000
$0
$92,929
$72,149
$59,149
$66,452
RBNC (1)
Nashville MSA
Southeast
US

'18 – '23 Projected HHI Growth (%)


16.0%
12.0%
8.0%
4.0%
0.0%
11.2%
12.4%
8.7%
8.9%
RBNC (1)
Nashville MSA
Southeast
US

Source: SNL Financial, Bureau of Labor Statistics, Nashville Area Chamber of Commerce, U.S. Census Bureau- 2016

(1) RBNC deposit data weighted by county

Reliant BANCORP, INC.

7

Projected Population Growth by County Projected Population Growth by 2030 Source: Boyd Center for Business and Economic Research, University of Tennessee, Knoxville-September2017 Deposit market share data as of 6/30/17;pro forma for announced transactions TN County Ranking 1 2 5 9 10 14 25 54 28.4%  28.1% 17.9% 13.9% 12.9% 11.8% 8.8% 1.8% 0.0% 8.0% 16.0% 24.0% 32.0% Williamson Rutherford Sumner Maury Robertson Davidson Hamilton Hickman Market Share Rank 6 NA 9 2 4 25 NA 1 8

$624 $650 $662 $667 $698 $720 $750 $772 $793 $313 $0 $300 $600 $900 $1,200 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1'18 Legacy RBNC Legacy CFB Growing and Diversified Lending Platform Loan Portfolio Composition Loans Held for Investment($mm) Commercial Real Estate Portfolio(1) C&D Portfolio 1-4 Family Construction 6% Other C&D 9% Agricultural Related Loans 4% HELOCs 9% 1-4 Family -First Lien 19% 1-4 Family –Junior Lien <1% Owner-Occupied CRE 14% Multifamily <1% Non Owner-Occupied CRE 21% C&I 13% Consumer & Other 3% 2% Hotel / Motel 17% Industrial /  Warehouse 4% Office - General 14% Office Condo <1% Retail -Non-Anchored Tenants 36% Restaurant -National Franchise 3% Restaurant –Other <1% Retail-Single Credit Tenant 12% Self Storage 3% Other 2% Nursing Homes/Daycares <1% Multifamily 5% Churches/ Religious <1% Gas Station/ C-Store 1 -4 Family Residential -Builders / Non-Owner Occupied 31% 1 -4 Family Residential -Owner Occupied 7% Source: SNL Financial, Company documents Data as of or for the three months ended 3/31/18 Note: Loan portfolio composition utilizes call report categories based on collateral type (1)Based upon non-owner occupied CRE portfolio as of 3/31/18 Total Land and Lots 23% Land Dev. -Residential 4% Hotel/Motel11% Retail -Non-Anchored Tenants Office -4% General 2% Apartment / Multi-Family 7% Retail- Tenant <1% Single Credit Self Storage 4% Commercial Construction Other-Owner- <1%Occupied 2% Church < 1% Land development – Commercial 4% $1,106 9

Asset Quality Nonperforming Assets Net Charge Offs (recoveries) / Average Loans (%)(1) $5,497 $5,856 $4,950 $5,161 $6,427 $1,650 $251 $200 $4 0.79% 0.85% 0.69% 0.67% 0.73% 0.00% 0.25% 0.50% 0.75% $0$3,000 $6,000$9,000 $12,000 $15,000 1.00% Q1'17 Q2'17 Q1'18 Nonaccruals ($000) OREO($000) Q3'17Q4'17 Loans 90 Days Past Due Still Accruing NPAs / Loans + OREO(%) 0.17% 0.01% 0.05% (0.10%) 0.00% 0.10% 0.20% 0.40% 0.30% 0.24% (0.03%) Q1'17Q2'17Q3'17 Source: SNL Financial Data as of or for the three months ended each respective quarter (1) Data has been annualized Q4'17 Q1'18 10

Deposit Portfolio Dollars in millions Source: SNL Financial; Company Documents Data as of or for the three months ended the date indicated Deposit Composition –3/31/18 Non-Interest Bearing Deposits ($mm) Total Deposits ($mm) & Cost of Deposits(%) Deposit Composition Amount %of Total Demand $228 16.9% Interest-Bearing Demand 150 11.1 Money Market & Savings 360 26.7 Time Deposits 611 45.3 Total Deposits $1,349 100.0% Demand 17% Interest-Bearing Demand 11% Money Market & Savings 27% Time Deposits 45% $658 $648 $660 $764 $826 $840 $840 $884 $909 $430 0.40%0.39%0.38% 0.45%0.45% 0.54% 0.64% 0.80%0.78% 0.00% 0.20% 0.40% 0.60% $0 $500 $1,000 $1,500 $2,0000.80% Q1'16Q2'16Q3'16Q4'16Q1'17Q2'17Q3'17Q4'17Q1'18 Legacy RBNC Legacy CFB Cost of Deposits $116 $135 $140 $135 $136 $136 $132$132 $142 $86 $0 $60 $120 $180 $240 Q1'16 Q2'16 Q3'16 Q4 '16 Q1  '17 Q2 '17 Q3 '17 Q4 '17 Q1'18 Legacy RBNC Legacy CFB $228 $1,349 11

Core ROAA (1)(%) Historical Profitability Trends Source: SNL Financial, Company Documents Data as of or for the three months ended each respective quarter (1)Core Income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities and non-controlling interest and includes amortization of intangibles and goodwill impairment; refer to appendix for “Reconciliation of non-GAAP financial measures” (2)Net interest margin is defined as net interest income calculated on a tax-equivalent basis divided by average earning assets (3)Per segment reporting; excludes impact of mortgage joint venture Retail Banking Non-Interest Income (3) / Average Assets(%) Reported NIM (2)(%) Retail Banking Non-Interest Expense (3) / Average Assets(%) 0.26% 0.24% 0.20% 0.23% 0.32% 0.00% 0.10% 0.20% 0.30% 0.40% Q1'17 Q2'17 Q3 '17Q4'17Q1'18 2.47% 2.52% 2.67% 2.59% 2.39% 2.00% 2.25% 2.50% 2.75% 3.00% Q1'17Q2'17Q3'17Q4'17Q1'18 0.90% 0.92% 0.91% 0.66% 1.01% 0.00% 0.30% 0.60% 0.90% 1.20% Q1'17Q2'17Q3'17Q4'17Q1'18 4.01% 4.01% 4.08% 3.80% 3.79% 3.25% 3.50% 3.75% 4.00% 4.25% Q1'17Q2'17Q3'17Q4'17Q1'18 12

Capital & Liquidity Position TCE / TA (1)(%) Loan / Deposit Ratio(%) Leverage Ratio(%) Total Risk Based Capital Ratio(%) 10.18% 10.07% 12.17% 11.46% 9.53% 8.00% 9.50% 11.00% 12.50% 14.00% Q1'17Q2'17Q3'17Q4'17Q1'18 10.81% 10.47% 12.58% 11.89% 10.28% 9.00% 10.00% 11.00% 12.00% 13.00% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 13.81% 13.43% 15.85% 14.97% 13.67% 12.00% 13.00% 14.00% 15.00% 16.00% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 85.6% 87.1% 91.5% 92.5% 83.8% 60.0% 70.0% 80.0% 90.0% 100.0% Q1'17Q2'17Q3'17Q4'17Q1'18 Source: SNL Financial Data as of or for the three months ended each respective quarter (1) Refer to appendix for “Reconciliation of non-GAAP financial measures” 13

Our History Source: SNL Financial and Company Filings 2006 2014 2015 2017 8/14/2006 Commerce established 4/1/2015 CUBN and Reliant close merger. $791 million in assets 4/28/2014 CUBN and Union Bank Reliant announce merger 7/7/2015 CUBN stock begins trading on Nasdaq 3/6/2017 Opened Green Hills branch in Davidson County Total Assets ($mm) Bank Commerce Union Bank $35$98$133$148$187$209$232$253$296 2/21/2017 Chattanooga 1/9/2006 Reliant Bank established 6/30/2017 Expansion into $1 billion in assets 8/23/2017 Announced Merger with Community First &$25million Private Placement 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q1’18 Reliant $111 $205 $317 $382 $379 $363 $385 $385 $450 $876 $912 $1,125 $1,612 2018 1/1/2018 Completed Merger with Community First 12/31/2017 Officially rebranded as Reliant Bancorp, Inc. 14

Our Strategy for 2018 Maintain focus on organic growth Core deposit growth / deposit mix Full service offices in Murfreesboro (Q3) and Chattanooga (Q4) Add lending talent in key growth markets Commitment to superior asset quality Improve operating efficiency following Community First integration Expand digital channel Strategic M&A opportunities 15

Appendix  16

Reconciliation of Non-GAAP Financial Measures (1) Assumes a 21% tax rate for the three months ended 3/31/18; Assumes a 35%taxrateforallotherperiods Reliant Bancorp, Inc. Core Return on Average Assets (Dollars in thousands) March 31, 2017 June30, 2017 September30, 2017 December31, 2017 March31, 2018 Net Income Before Extraordinary $1,559 $1,794 $1,840 $970 $3,277 Non-Core Items: Less Net income or (loss) attributable to noncontrolling interest (499) (393) (6) (185) (464) Less: Realized gain on securities(1) 23 15 -- -- -- Less: Non-recurring Items(1) -- -- (398) (566) (149) Add: Amortization of intangibles & goodwill impairment(1) 58 58 44 36 187 Core Net Income $2,092 $2,230 $2,288 $1,758 $4,078 Average Assets  $926,282 $972,112 $1,010,536 $1,072,812 $1,613,086 Core Return on Average Assets 0.90% 0.92% 0.91% 0.66% 1.01% 17

Reconciliation of Non- GAAP Financial Measures (cont.) Tangible Assets Reliant Bancorp, Inc. Tangible Common Equity to Tangible Assets and Tangible Book Value per Share (Dollars in thousands) March 31,2017 June30,2017 September30,2017 December31,2017 March 31,2018 Total assets $962,465 $1,003,950 $1,041,180 $1,125,034 $1,611,625 Less: Goodwill 11,404 11,404 11,404 11,404 43,464 Less: Core deposit intangibles 1,4931,4041,3361,2808,931 Tangible Assets $949,568 $991,142 $1,028,440 $1,112,350 $1,559,230 Tangible Common Equity Total shareholders' equity $109,595 $112,589 $137,944 $140,137 $200,951 Less: Total preferred equity -- -- -- -- -- Total Common equity $109,595 $112,589 $137,944 $140,137 $200,951 Less: Goodwill 11,404 11,404 11,404 11,404 43,464 Less: Core deposit intangibles1,4931,4041,3361,2808,931 Tangible Common Equity $96,698 $99,781 $125,204 $127,453 $148,556 Common Shares Outstanding 7,826,450 7,839,562 9,022,098 9,034,439 11,479,608 Tangible Book Value per Share $12.36 $12.73 $13.88 $14.11 $12.94 Tangible Common Equity /  Tangible Assets 10.18% 10.07%  12.17% 11.46% 9.53% 18

Reconciliation of Non-GAAP Financial Measures (cont.) (1) Excludes impact of mortgage joint venture Retail Banking Non-Interest Income(1) $594 $594 $516 $629 $1,288 Retail Banking Non-Interest  Expense(1) $5,719 $6,115 $6,748 $6,943 $9,628 Average Assets $926,282 $972,112 $1,010,536 $1,072,812 $1,613,086 Retail Banking Non-Interest Income / Average Assets 0.26% 0.24% 0.20% 0.23% 0.32% Retail Banking Non-Interest Expense / Average Assets 2.47% 2.52% 2.67% 2.59% 2.39% Reliant Bancorp, Inc. Retail Banking Profitability (Dollars in thousands) March31, 2017 June30, 2017 September30, 2017 December31, 2017 March31, 2018 19

Reconciliation of Non-GAAP Financial Measures (cont.) Excludes impact of mortgage joint venture Reliant Bancorp, Inc. Retail Banking Efficiency Ratio (Dollars in thousands) Three months ended, March31,2018 Operating Expense Total noninterest expense Less: Other real estate owned expense Less: Amortization of intangible assets Operating Expense $8,980 --0$8,980 Operating Revenue Net interest income $13,044 Add: Tax equivalent adjustment for tax exempt interest income 419 Tax equivalent net interest Income $13,463 Total noninterest income 1,288 Less: Gains on sale of securities available for sale 0 Less: Gain on sale of other real estate owned 89 Less: Gain on acquisition of subordinate debentures -- Total noninterest income 1,199 Operating Revenue $14,662 Efficiency Ratio 61.2% 20

Reconciliation of Non-GAAP Financial Measures (cont.) Source: SEC Filings (1) Assumes a 21% tax rate Franklin Financial Network, Inc. Efficiency Ratio (Dollars in thousands) Three months ended, March 31,2018 Operating Expense Total noninterest expense Less: Other real estate owned expense Less: Amortization of intangible assets Operating Expense $15,485 --104$15,381 Franklin Financial Network, Inc. Core Return on Average Assets (Dollars in thousands) Three months ended, March31,2018 $10,052 -- -- --82 Net Income Before Extraordinary Non-Core Items: Less Net income attributable to noncontrolling interest Less: Realized gain on securities(1) Less: Non-recurring Items(1) Add: Amortization of intangibles & goodwill impairment(1) Core NetIncome$10,134 Average Assets Core Return on Average Assets $3,971,864 1.02% Franklin Financial Network, Inc. Tangible Common Equity to Tangible Assets (Dollars in thousands) Three months ended, March31,2018 Tangible Assets Total assets Less: Goodwill Less: Core deposit intangibles Tangible Assets $4,083,663 9,124903$4,073,636 Tangible Common Equity Total shareholders' equity $304,762 Operating Revenue Less: Total preferred equity -- Net interest income $25,805 Total common equity 304,762 Total noninterest income 3,453 Less: Goodwill 9,124 Less: Gains on sale of securities available for sale -- Less: Core deposit intangibles 903 Less: Gain on acquisition of subordinate debentures -- Tangible CommonEquity$294,735 Less: Net gain on sale of foreclosed assets Tangible Common Equity / Tangible Assets 7.24% Total noninterest income 3,453 OperatingRevenue$29,258 Common Shares Outstanding 13,258,142 Tangible Book Value  per Share $22.23 Efficiency Ratio52.6%  21

Reconciliation of Non-GAAP Financial Measures (cont.)

CapStar Financial Holdings, Inc. Tangible Common Equity to Tangible Assets	
(Dollars in thousands)	Three months ended, March 31, 2018
Tangible Assets	
Total assets	$1,382,745
Less: Goodwil	6,219
Less: Core deposit intangibles	13
Tangible Assets	$1,376,513
Tangible Common Equity	
Total shareholders' equity	$148,693
Less: Total preferred equity	9,000
Total common equity	139,693
Less: Goodwil	6,219
Less: Core deposit intangibles	13
Tangible Common Equity	$133,461
Tangible Common Equity / Tangible Assets	9.70%
Common Shares Outstanding	11,773,358
Tangible Book Value per Share	$11.34

CapStar Financial Holdings, Inc. Efficiency Ratio	
(Dollars in thousands)	Three months ended, March 31, 2018
Operating Expense	
Total noninterest expense	$9,580
Less: Other real estate owned expense	--
Less: Amortization of intangible assets	10
Operating Expense	$9,570
Operating Revenue	
Net interest income	$10,846
Total noninterest income	3,090
Less: Gains on sale of securities available for sale	
Less: Gain on acquisition of subordinate debentures	--
Total noninterest income	3,090
Operating Revenue	$13,936
Efficiency Ratio	68.7%

CapStar Financial Holdings, Inc. Core Return on Average Assets	
(Dollars in thousands)	Three months ended, March 31, 2018
Net Income Before Extraordinary	$3,195
Non-Core Items:	
Less Net income attributable to noncontrolling interest	–
Less: Realized gain on securities (1)	0
Less: Non-recurring Items (1)	0
Add: Amortization of intangibles & goodwill impairment (1)	8
Core Net Income	$3,203
Average Assets	$1,351,130
Core Return on Average Assets	0.95%

Reliant BANCORP, INC.

Source: SEC Filings

(1) Assumes a 21% tax rate

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